UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 30, 2017

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington	001-37845	91-1144442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 30, 2017, Microsoft Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the several underwriters named therein, for which Barclays Capital Inc., HSBC Securities (USA) Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, U.S. Bancorp Investments, Inc., BNP Paribas Securities Corp. and BNY Mellon Capital Markets, LLC acted as representatives, for the issuance and sale by the Company of $1,500,000,000 aggregate principal amount of the Company’s 1.850% Notes due 2020 (the “2020 Notes”), $1,750,000,000 aggregate principal amount of the Company’s 2.400% Notes due 2022 (the “2022 Notes”), $2,250,000,000 aggregate principal amount of the Company’s 2.875% Notes due 2024 (the “2024 Notes”), $4,000,000,000 aggregate principal amount of the Company’s 3.300% Notes due 2027 (the “2027 Notes”), $2,500,000,000 aggregate principal amount of the Company’s 4.100% Notes due 2037 (the “2037 Notes”), $3,000,000,000 aggregate principal amount of the Company’s 4.250% Notes due 2047 (the “2047 Notes”) and $2,000,000,000 aggregate principal amount of the Company’s 4.500% Notes due 2057 (the “2057 Notes” and, collectively with the 2020 Notes, the 2022 Notes, the 2024 Notes, the 2027 Notes, the 2037 Notes and the 2047 Notes, the “Notes”).

The Notes will be issued pursuant to an indenture, dated as of May 18, 2009 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended and supplemented by the Twelfth Supplemental Indenture thereto, to be dated as of February 6, 2017 (the “Twelfth Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

The Base Indenture is set forth as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-207652), filed with the Securities and Exchange Commission (the “Commission”) on October 29, 2015, and is incorporated herein by reference.

In connection with the public offering of the Notes, the Company has filed with the Commission a prospectus dated October 29, 2015 and a related prospectus supplement dated January 30, 2017 (Registration No. 333-207652) (the “Prospectus Supplement”), which relates to the offer and sale of the Notes.

Interest on the Notes will be payable semi-annually in arrears on February 6 and August 6 of each year, commencing on August 6, 2017, to holders of record on the preceding January 22 and July 22, as the case may be. The 2020 Notes will mature on February 6, 2020, the 2022 Notes will mature on February 6, 2022, the 2024 Notes will mature on February 6, 2024, the 2027 Notes will mature on February 6, 2027, the 2037 Notes will mature on February 6, 2037, the 2047 Notes will mature on February 6, 2047 and the 2057 Notes will mature on February 6, 2057.

The Company will have the option to redeem the Notes in certain circumstances described in the Prospectus Supplement.

The Notes will be the Company’s senior unsecured obligations and will rank equally with the Company’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing descriptions of the Underwriting Agreement and the Twelfth Supplemental Indenture (including the forms of the Notes) are qualified in their entirety by the terms of such agreements. Please refer to such agreements, each of which are incorporated herein by reference and attached hereto as Exhibits 1.1 and 4.1, respectively.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 30, 2017

4.1	Form of Twelfth Supplemental Indenture, to be dated as of February 6, 2017, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture, dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of Global Note representing the 1.850% Notes due 2020 (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2.400% Notes due 2022 (included in Exhibit 4.1)

4.4	Form of Global Note representing the 2.875% Notes due 2024 (included in Exhibit 4.1)

4.5	Form of Global Note representing the 3.300% Notes due 2027 (included in Exhibit 4.1)

4.6	Form of Global Note representing the 4.100% Notes due 2037 (included in Exhibit 4.1)

4.7	Form of Global Note representing the 4.250% Notes due 2047 (included in Exhibit 4.1)

4.8	Form of Global Note representing the 4.500% Notes due 2057 (included in Exhibit 4.1)

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Keith R. Dolliver, Esq., Associate General Counsel, Corporate, External and Legal Affairs, and Assistant Secretary of Microsoft Corporation, as to matters of the law of the State of Washington

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION (Registrant)

/s/ Keith R. Dolliver
Date: February 3, 2017	Keith R. Dolliver Associate General Counsel, Corporate, External and Legal Affairs, and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 30, 2017

4.1	Form of Twelfth Supplemental Indenture, to be dated as of February 6, 2017, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture, dated as of May 18, 2009, between Microsoft Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of Global Note representing the 1.850% Notes due 2020 (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2.400% Notes due 2022 (included in Exhibit 4.1)

4.4	Form of Global Note representing the 2.875% Notes due 2024 (included in Exhibit 4.1)

4.5	Form of Global Note representing the 3.300% Notes due 2027 (included in Exhibit 4.1)

4.6	Form of Global Note representing the 4.100% Notes due 2037 (included in Exhibit 4.1)

4.7	Form of Global Note representing the 4.250% Notes due 2047 (included in Exhibit 4.1)

4.8	Form of Global Note representing the 4.500% Notes due 2057 (included in Exhibit 4.1)

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Keith R. Dolliver, Esq., Associate General Counsel, Corporate, External and Legal Affairs, and Assistant Secretary of Microsoft Corporation, as to matters of the law of the State of Washington